11.a. INCOME TAXES	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
11.a. INCOME TAXES

The Company has adopted the provisions of ASC 740, Income Taxes. Pursuant to ASC 740 the Company is required to compute tax asset benefits for net operating losses carried forward. The potential benefit of net operating losses have not been recognized in the financial statements because the Company cannot be assured that it is more likely than not that it will utilize the net operating losses carried forward in future years. The Company has approximately $846,905 of net operating losses to carry forward which are available to offset taxable income in future years which expire through fiscal 2031. For the years ended December 31, 2011, and 2010, the valuation allowance established against the deferred tax assets increased by $296,417, and $3,320 respectively.

The components of the net deferred tax asset at December 31, 2011, and 2010, the statutory tax rate, the effective tax rate, and the amount of the valuation allowance are indicated below:

	December 31, 2011 $	December 31, 2010 $

Net loss before taxes	(954,677)	(9,485)
Statutory rate	35%	35%

Computed expected tax (recovery)	(334,137)	(3,320)
Stock-based compensation	37,720	–
Increase in valuation allowance:	296,417	3,320

Reported income taxes	–	–

	December 31, 2011 $	December 31, 2010 $

Potential deferred tax asset
- Net operating losses	194,729	26,431
- Mineral properties	128,119	–
- Less valuation allowance	(322,848)	(26,431)

Net deferred tax asset	–	–